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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 29, 1999


                       CABOT INDUSTRIAL PROPERTIES, L.P.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    333-71585                 04-3397866
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)




                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108
             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (617) 723-0900


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     Attached are documents relating to the issuance of debt securities by Cabot Industrial Properties, L.P. pursuant to Registration Statement No. 333-71585.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired or To Be Acquired

               Not applicable.


     (b) Pro Forma Financial Information.

               Not applicable.


     (c)  Exhibits.

          99.1 Form of Underwriting Agreement for debt securities to be issued pursuant to Cabot L.P. and Cabot Industrial Trust's Form S-3 Registration Statement, File No. 333-71585.

          99.2 Form of Supplemental Indenture to be entered into among Cabot L.P. and The Bank of New York, as trustee.

          99.3 Opinion of Mayer, Brown & Platt as to legality of debt securities.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABOT INDUSTRIAL PROPERTIES, L.P.

                              By:   Cabot Industrial Trust, as general partner


Date:     April 29, 1999                 By:  /s/ Neil E. Waisnor
                                              ----------------------------------
                                              Neil E. Waisnor
                                              Senior Vice President--Finance
                                              Treasurer and Secretary